							March 31, 1998



Donnkenny Apparel, Inc.
Beldoch Industries Corporation
Megaknits, Inc.
1411 Broadway
New York, New York


               Re: Credit Agreement dated as of June 5, 1995, as amended to date (the "Credit Agreement"), among Donnkenny Apparel, Inc., Beldoch Industries Corporation, Megaknits, Inc., (the "Borrower"), the Lenders named therein, the Guarantors named therein, the CIT Group/Commercial Services, Inc., as Administrative Agent and The Chase Manhattan Bank, as Agent for such Lenders
                    -------------------------------------------------

Gentlemen:

     Reference is made to the Credit Agreement, and particularly, Section 7.11, Pre-Tax Income.

     We understand that Borrowers were not in compliance with said covenant for the period ended December 31, 1997 and have requested that the Lenders waive compliance for such period.


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	The Lenders hereby agree to waive compliance with Section 7.11 solely for the period ended December 31, 1997. Lender's waiver is specific for the period ended December 31, 1997, and is not intended to waive the provisions of any other section of the Credit Agreement.

                         Very truly yours,

                         THE CHASE MANHATTAN BANK

                         By:   /s/ Jay Linde
                         ---------------------------------
                               Name:  Jay Linde
                               Title:  Vice President

                         THE CIT GROUP/COMMERCIAL SERVICES,
                             INC.

                         By:   /s/ Lori Kudish
                         ---------------------------------
                               Name:  Lori Kudish
                               Title:  Associate Vice President

                         THE BANK OF NEW YORK,

                         By:
                         ---------------------------------
                               Name:  Joanne Collett
                               Title:  Vice President

                         FLEET BANK N.A.

                         By:   /s/ Amy H. Witryol
                         ---------------------------------
                               Name:  Amy H. Witryol
                               Title:  Vice President